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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                      Date of Report: September 11, 1996
              Date of Earliest Event Reported: September 6, 1996



                           TCI COMMUNICATIONS, INC.
            (Exact name of Registrant as specified in its Charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

              0-5550                         84-0588868
     (Commission File Number)    (I.R.S. Employer Identification No.)


                                TERRACE TOWER II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500
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Item 5.  Other Events.
         ------------

         Pursuant to a Registration Statement on Form S-3 (File No. 33-63139) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on November 13, 1995, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and Tele-Communications, Inc., a Delaware corporation ("Parent"), has registered (i) such indeterminate number of shares of its Series A TCI Group Common Stock, $1.00 par value per share, as may be issued from time to time upon conversion of any of the Debt Securities that are issued as convertible Debt Securities and (ii) certain guarantees of Debt Securities, for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof.

         On September 6, 1996, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") providing for the sale by the Registrant to, and the offering to the public by, the Underwriter of $350,000,000 principal amount of the Registrant's Remarketed Floating Rate Reset Notes due September 15, 2003 (the "Securities"), which are a series of senior Debt Securities. On September 11, 1996, the transactions contemplated by the Underwriting Agreement were consummated. The net proceeds to the Registrant from the sale of the Securities were $347,812,500, before deducting expenses (other than the underwriting

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discount) of the Registrant.  The Underwriting Agreement is filed as Exhibit 1.1 hereto. The Registrant has estimated that expenses of $100,000 (in addition to the underwriting discount) will be payable by it in connection with the sale of the Securities.

     On September 6, 1996, a remarketing agreement (the "Remarketing Agreement") was executed by the Underwriter and the Registrant. The Remarketing Agreement is filed as Exhibit 1.2 hereto.

     The Securities were issued pursuant to an Indenture, dated as of December 20, 1995, in the form filed as Exhibit 4.10 to the Company's Current Report on Form 8-K, dated December 21, 1995 (the "Indenture"). The description of certain provisions of the Indenture, the senior Debt Securities that may be offered thereunder and the Securities and information concerning the terms of the purchase and offering of the Securities to the public by the Underwriters are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated September 6, 1996 (the "Prospectus"), and (ii) to the sections entitled "Certain Terms of the Notes" and "Underwriting" in the Prospectus Supplement thereto, dated September 6, 1996 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act. The form of the Securities is filed as Exhibit 4.1 hereto.

     Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated October 2, 1995, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in
Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On September 11, 1996, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the

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"Opinion") as to such matters specifically relating to the Securities.  A copy of the Opinion is filed as Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "B&B Consent") to the reference to its name in the Prospectus Supplement under the caption "Validity of the Notes."

     The Prospectus incorporates by reference reports of the Registrant and Parent that include audited financial statements and the related audit reports of certain accounting firms, and the names of such accounting firms referred to under the caption "Experts" in the Prospectus. The consents of such accounting firms to the incorporation by reference in the Prospectus of their respective audit reports and to the reference to their respective names under the heading "Experts" in the Prospectus (the "Accounting Consents") are filed as Exhibits
23.2 through 23.9, inclusive, hereto.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the Remarketing Agreement, the form of Securities, the Opinion, the B&B Consent and the Accounting Consents to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the Remarketing Agreement, the form of Securities, the Opinion, the B&B Consent, the Accounting Consents or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    Exhibits
    --------

      1.1 Underwriting Agreement, dated September 6, 1996, between the Underwriter and the Registrant.

      1.2 Remarketing Agreement, dated September 6, 1996, between the Underwriter and the Registrant.


      4.1        Form of Remarketed Floating Rate Reset Notes due September 15,
                 2003.

      5.1 Opinion, dated September 11, 1996, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Securities.

     23.1        Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

     23.2        Consent of KPMG Peat Marwick LLP.

     23.3        Consent of KPMG Peat Marwick LLP.

     23.4        Consent of KPMG Peat Marwick LLP.

     23.5        Consent of KPMG Peat Marwick LLP.

     23.6        Consent of KPMG Peat Marwick LLP.

     23.7        Consent of KPMG.

     23.8        Consent of KPMG Finsterbusch Pickenhayn Sibille.

     23.9        Consent of Price Waterhouse LLP.

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                                   SIGNATURES
                                   ----------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 1996

                                    TCI COMMUNICATIONS, INC.
                                         (Registrant)



                                    By: /s/ Stephen M. Brett
                                       --------------------------------
                                       Name: Stephen M. Brett
                                       Title: Senior Vice President


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                                 EXHIBIT INDEX
                                 -------------

    Exhibits
    --------

      1.1 Underwriting Agreement, dated September 6, 1996, between the Underwriter and the Registrant.

      1.2 Remarketing Agreement, dated September 6, 1996, between the Underwriter and the Registrant.

      4.1         Form of Remarketed Floating Rate Reset Notes due September 15,
                  2003.

      5.1 Opinion, dated September 11, 1996, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Securities.

     23.1         Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

     23.2         Consent of KPMG Peat Marwick LLP.

     23.3         Consent of KPMG Peat Marwick LLP.

     23.4         Consent of KPMG Peat Marwick LLP.

     23.5         Consent of KPMG Peat Marwick LLP.

     23.6         Consent of KPMG Peat Marwick LLP.

     23.7         Consent of KPMG.

     23.8         Consent of KPMG Finsterbusch Pickenhayn Sibille.

     23.9         Consent of Price Waterhouse LLP.


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